                           [LEADER MUTUAL FUNDS LOGO]

                           LEADER Growth Equity Fund

                              Institutional Shares

                                ---------------

                                   PROSPECTUS
                                DECEMBER 1, 2002

                                ---------------

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                              LEADER Mutual Funds
                      Notice of Privacy Policy & Practices

LEADER Mutual Funds recognizes and respects the privacy expectations of our customers(1). We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with LEADER Mutual Funds.

COLLECTION OF CUSTOMER INFORMATION

     We collect nonpublic personal information about our customers from the following sources:

     - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     - Account History, including information about the transactions and balances in a customer's accounts; and

     - Correspondence, written, telephonic or electronic between a customer and LEADER Mutual Funds or service providers to LEADER Mutual Funds.

DISCLOSURE OF CUSTOMER INFORMATION

     We may disclose all of the information described above to certain third parties who are not affiliated with LEADER Mutual Funds under one or more of these circumstances:

     - As Authorized - if you request or authorize the disclosure of the information.

     - As Permitted by Law - for example, sharing information with companies who maintain or service customer accounts for the LEADER Mutual Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

     - Under Marketing Agreements - we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION

     We require service providers to the LEADER Mutual Funds:

     - to maintain policies and procedures designed to assure only appropriate access to information about customers of the LEADER Mutual Funds;

     - to limit the use of information about consumers of LEADER Mutual Funds to the purposes for which the information was disclosed or as otherwise permitted by law; and

     - to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the LEADER Mutual Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of LEADER Mutual Funds.
---------------

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of LEADER Mutual Funds and individuals who provide nonpublic personal information to LEADER Mutual Funds, but do not invest in LEADER Mutual Funds shares.

         LEADER MUTUAL FUNDS          TABLE OF CONTENTS

                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                   [GRAPHIC]
Carefully review this                             1  LEADER Growth Equity Fund
important section, which                          4  Fees and Expenses
summarizes the Fund's                             5  Investing for Defensive Purposes
objectives, strategies,                           5  Additional Information Regarding Fund Investments
investments, risks, past                             and
performance and fees.                                Policies

                                                FUND MANAGEMENT

                                   [GRAPHIC]
Review this section for                           6  Investment Advisor
details on the people and                         6  Portfolio Managers
organizations who oversee                         6  Distributor and Administrator
the Fund and its
investments.

                                                SHAREHOLDER INFORMATION

                                   [GRAPHIC]
Consult this section to                           7  Pricing of Fund Shares
obtain details on how shares                      8  Purchasing and Selling Your Shares
are valued, how to purchase,                      9  General Policies on Selling Shares
sell and exchange shares,                        10  Distribution Arrangements
related charges and payments                     10  Exchanging Your Shares
of dividends.                                    11  Dividends and Distributions
                                                 12  Taxation

 [GRAPHIC]

            RISK/RETURN SUMMARY AND FUND EXPENSES    LEADER GROWTH EQUITY

                                                            FUND


    INVESTMENT OBJECTIVE              Capital appreciation.
    PRINCIPAL INVESTMENT              The LEADER Growth Equity Fund invests primarily in common stocks of
    STRATEGIES                        companies that Union Planters Investment Advisors, Inc. (the "Advisor")
                                      believes have above-average growth potential. Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.



                                      A portion of the Fund's assets may be invested in securities of foreign issuers traded in U.S. securities markets. The Fund's investment in foreign issuers will be primarily through American Depositary Receipts ("ADRs"), which are certificates that represent an interest in the shares of a foreign-based corporation that are held in trust by a bank.



                                      The Advisor utilizes both "top-down" and "bottom-up" approaches in constructing the Fund's portfolio. This means the Advisor looks at the condition of the overall economy and industry segments in addition to data on individual companies. The Advisor selects stocks with the intent of realizing long-term capital appreciation, not for quick turnover. The
                                      Advisor exercises patience and discipline in making decisions to sell or continue to hold individual stocks over time. Decisions to sell portfolio holdings are generally the result of changes in the Advisor's assessment of a particular issue, changes in industry trends or other economic or financial conditions that create more attractive alternatives in similar issues.



    PRINCIPAL INVESTMENT RISKS        Two principal risks of investing in stocks are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of the individual stocks held by the Fund, and thus the performance of the Fund as a whole. Selection risk means that the particular stocks that are selected by the Advisor for the Fund may underperform the market or those stocks selected by other funds with similar objectives. The Fund invests principally in common stocks, which have historically presented greater potential for capital appreciation than fixed-income securities, but do not provide the same protection of capital or assurance of income and therefore may involve greater risk of loss.



                                      Growth Stock Risk:  The Fund may invest a significant portion of its assets in "growth" stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. Because the Fund invests principally in "growth" stocks, investors can expect lagging performance relative to other types of stock funds during periods when growth stocks underperform other types of equity securities. In addition, growth stocks can be more volatile than other types of stocks, such as
                                      "value" stocks. Because high-growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividend income of other types of stocks that could cushion their decline in a falling market. Also, because investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LEADER GROWTH EQUITY FUND


                                      Foreign Issuer Risk: |The Fund's investments in foreign issuers (which will
                                      be primarily through ADRs) carry potential risks that are in addition to those associated with domestic investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) the lack of uniform accounting, auditing and financial reporting standards, and (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.



                                      Investing in the Fund involves risks common to any investment in securities.
                                      By itself, no fund constitutes a balanced investment program. There is no guarantee that the Fund will meet its goals. When you sell your shares in the Fund, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Fund.



                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                      A more complete discussion of the Fund's investments and related risks can be found in the Statement of Additional Information.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LEADER GROWTH EQUITY FUND


          PERFORMANCE BAR CHART AND TABLE(1,2) -- INSTITUTIONAL SHARES

   PERFORMANCE INFORMATION
   The bar chart and table
   provide an indication of
   the risks of an investment
   in the Fund by showing
   changes in its performance
   from year to year and by
   showing how the Fund's
   average annual returns for
   one year, five years and
   ten years compare with
   those of a broad-based
   securities index and an
   index of funds that the
   Advisor believes have
   similar investment
   objectives. The Standard
   and Poor's Composite Stock
   Price Index (the "S&P
   500(R) Index") referenced
   in the table below is an
   unmanaged, independently
   maintained U.S. large
   capitalization stock index.
   The information provided
   regarding the Lipper Large
   Cap Growth Index shows how
   the Fund's average annual
   returns compare with the
   returns of an index of
   funds that the Advisor
   believes have similar
   investment objectives.

   Past performance does not
   necessarily indicate how
   the Fund will perform in
   the future.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending
December 31, 2001)
------------------------------

                                                PAST      FIVE      TEN
                                                YEAR      YEAR    YEAR(3)
--------------------------------------------------------------------------------
 LEADER GROWTH EQUITY FUND                     -11.97%   11.10%   10.75%
 S&P 500(R) INDEX                              -11.88%   10.70%   12.93%
 LIPPER LARGE CAP GROWTH INDEX                 -23.87%    7.50%   10.60%
--------------------------------------------------------------------------------

(1) Both the chart and the table assume reinvestment of all dividend and capital gain distributions.

(2) The above-quoted performance data reflects the performance of a predecessor fund, adjusted to reflect the deduction of fees and expenses applicable to the Institutional Shares of the Fund as stated in this Prospectus under "Fees and Expenses" (i.e., adjusted to reflect anticipated fees and expenses, absent any fee waivers). The predecessor fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the Act and the Internal Revenue Code. If the predecessor fund had been registered under the Act, its performance may have been adversely affected. The investment objective, restrictions and guidelines of the Fund are substantially similar in all material respects to its predecessor fund.

(3) Prior to May 21, 1992, the predecessor fund operated under an investment objective, restrictions and guidelines that were different from those of the Fund. The Fund's total return for 1992 in the bar chart and the average annual return set forth in the table for the ten-year period, therefore, include returns for a period of time beginning January 1, 1992 and ending May 20, 1992 during which the predecessor fund operated under an investment objective, restrictions and guidelines that were different from those of the Fund. If the predecessor fund had operated under the same investment objective, restrictions and guidelines as the Fund during that period of time, its average annual returns may have been different.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

[BAR CHART]

1992(3)                                                                           3.51%

1993                                                                              1.83%

1994                                                                             -5.56%

1995                                                                             35.28%

1996                                                                             21.79%

1997                                                                             20.84%

1998                                                                             31.09%

1999                                                                             28.83%

2000                                                                             -1.97%

2001                                                                            -11.97%



For the period January 1, 2002 through September 30, 2002, the Fund's total return was -30.86%.

                                                                   Best quarter:          Q4   1998  21.52%
                                                                   Worst quarter:         Q1   2001  -9.32%
                                                                   ---------------------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES                FEES AND EXPENSES


   FEES AND EXPENSES
   The following table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund:

                                                                     LEADER
    SHAREHOLDER FEES                                              GROWTH EQUITY
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         FUND

    MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (AS A
    PERCENTAGE OF OFFERING PRICE)                                     None
    MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS       None
    MAXIMUM DEFERRED SALES LOAD                                       None
    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
    FROM FUND ASSETS)
    MANAGEMENT FEES(1)                                                0.75%
    OTHER EXPENSES(2)                                                 1.35%
    TOTAL ANNUAL FUND OPERATING EXPENSES(3)                           2.10%

   (1) As of the date of this Prospectus, the Advisor is voluntarily waiving 0.75% of its management fee from the Fund. This waiver may be eliminated at any time in the Advisor's sole discretion.
   (2) Other Expenses are based on estimated amounts for the Fund's current fiscal year. Other Expenses include an annual administrative services fee of up to 0.30% for the Fund. Part or all of this fee, which is payable under an Administrative Services Plan (the "Plan") adopted by the Board of Trustees of LEADER Mutual Funds, may be paid to financial institutions that provide certain administrative services to their customers or other shareholders who own Institutional Shares of the LEADER Mutual Funds. As of the date of this Prospectus, no administrative services fees are being paid by the Fund under the Plan, but such fee could be imposed at any time. In addition, this figure includes a separate administrative fee of 0.20% for the Fund payable to BISYS Fund Services, Limited Partnership, as administrator of the Fund.
   (3) As a result of the Advisor's voluntary waiver of a portion of its management fee (see footnote 1 above) and the absence of any administrative service fees currently being paid under the Plan (see footnote 2 above), as of the date of this Prospectus, net annual operating expenses for the Fund are expected to be 1.05%. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. THE ADVISOR MAY ELIMINATE ITS VOLUNTARY FEE WAIVER AT ANY TIME, AND THE FUND MAY COMMENCE MAKING PAYMENTS UNDER THE PLAN AT ANY TIME.

The Example at the right is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It estimates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses
                                              EXAMPLE

                                                                                         1      3
                                                                                      YEAR   YEARS
                                          LEADER GROWTH EQUITY FUND                   $213   $658

   Because this example is hypothetical and for comparison only, your actual costs may be higher or lower. The examples do not reflect any fee waivers that may be in effect for part or all of the relevant period.

   RISK/RETURN SUMMARY AND FUND EXPENSES


   INVESTING FOR DEFENSIVE PURPOSES

   During adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments. If the Fund is investing defensively, it will not be pursuing its investment objective.

   ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS AND POLICIES

   Except for those policies specifically identified as "fundamental," the investment objective and policies set forth in this Prospectus may be changed by the Advisor, subject to review and approval by the Board of Trustees of LEADER Mutual Funds (the "Trust"), without shareholder vote. The Fund's investment objective is non-fundamental, and may be changed without shareholder vote.

   The Fund may invest in shares of other open-end investment companies, consistent with, and to the extent permitted by, applicable law. In addition, pursuant to an order issued by the U.S. Securities and Exchange Commission (the "SEC"), the Fund may invest a portion of its assets in one or more of the LEADER Tax-Exempt Money Market Fund, LEADER Money Market Fund and LEADER Treasury Money Market Fund, each a series of the Trust, for cash management purposes.

   The Fund may also enter into repurchase agreements and lend its portfolio securities. Repurchase agreements are agreements whereby a fund purchases a security and obtains a simultaneous commitment from the seller (typically a bank) to repurchase the security at an agreed upon price and date (typically one to seven days). These practices may enhance a fund's total return, but also involve risks, including credit and counterparty risk.

   For a more extensive discussion of the Fund's investments and related risks, please refer to the Statement of Additional Information.

 [GRAPHIC]

   FUND MANAGEMENT

   INVESTMENT ADVISOR

   Union Planters Investment Advisors, Inc. ("Union Planters Advisors" or the "Advisor"), One South Church Street, Suite 500, Belleville, Illinois 62220, serves as investment advisor to the LEADER Growth Equity Fund. Union Planters Advisors is a wholly-owned subsidiary of Union Planters Corporation, which is a bank holding company headquartered in Memphis, Tennessee with total assets of approximately $35 billion as of December 31, 2001.

   The Fund will pay Union Planters Advisors up to 0.75% (as a percentage of average daily net assets) for investment advisory services rendered to the Fund.

   Union Planter Advisors also serves as investment advisor to the LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Government Bond Fund, LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund, LEADER Money Market Fund and LEADER Treasury Money Market Fund (together with the LEADER Growth Equity Fund, the "LEADER Mutual Funds").

   PORTFOLIO MANAGERS

   The Fund is co-managed by Lewis Laughlin and Gary J. Guthrie.

   Lewis Laughlin -- Mr. Laughlin is a graduate of Washington University School of Business and is currently Chairman Emeritus of Union Planters Advisors. Mr. Laughlin served as President and Chief Investment Officer of Union Planters Advisors from May 2001 until October 2002. From 1979 until May 2001, Mr. Laughlin served as Chief Investment Officer of Union Planters Trust and Investment Group. Mr. Laughlin has over 30 years of investment management experience.

   Gary J. Guthrie -- Mr. Guthrie is a graduate of Southern Illinois University and is currently Senior Vice President of Union Planters Advisors. In addition to managing the Fund, he also manages the LEADER Growth & Income Fund and the equity component of the LEADER Balanced Fund, each a series of the Trust, and has served as portfolio manager since each such Fund's inception in 1994 and 2001, respectively.

   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services, Limited Partnership ("BISYS" or the "Distributor") is the distributor of the Fund, and also provides management and administrative services to the Fund, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, Inc. (the "Transfer Agent"), an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Fund. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

   The Statement of Additional Information has more detailed information about the Advisor and the Fund's other service providers.

 [GRAPHIC]

   SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES
   ----------------------------------------
   HOW NET ASSET VALUE IS
   CALCULATED
   The price of Fund shares is
   based on the Fund's net
   asset value, or NAV, which
   is calculated by adding the
   total value of the Fund's
   investments and other
   assets, subtracting its
   liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:

              NAV =
   Total Assets - Liabilities
   ---------------------------
        Number of Shares
           Outstanding

   ---------------------------
AVOID TAX WITHHOLDING
The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The per share NAV for the Fund is determined, and its shares are priced at the close of regular trading on the New York Stock Exchange (the "Exchange"), normally at 4:00 p.m. Eastern time (3:00 p.m. Central time), on days the Exchange is open for regular trading.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after a properly completed order is received and accepted by the Fund on any day that the Exchange is open for business. For example, if you place a purchase order to buy shares of the Fund, it must be received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time) in order to receive the NAV calculated on that day. If your order is received after the close of regular trading on the Exchange that day, you will receive the NAV calculated on the next business day.

The Fund's securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Trust's Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

   SHAREHOLDER INFORMATION


   PURCHASING AND SELLING YOUR SHARES

   Institutional Shares of the Fund are available to investors through the Fund's Distributor or through certain banks or other financial institutions. If you are purchasing Institutional Shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order to the Fund's Distributor and wiring payment to the Fund's custodian. Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Fund at 1-800-219-4182. The Fund reserves the right to refuse any order to buy shares.

   Investments in Institutional Shares of the Fund require a minimum investment of $1,000,000, which may be waived at the Advisor's or Distributor's discretion. If you purchase shares through a bank or other financial institution, these institutions may charge additional fees, require higher minimum investments or impose other limitations on buying and selling shares (such as an earlier cut-off time for purchase and sale requests). All purchases must be in U.S. dollars. Third-party checks are not accepted.

   Orders to sell or "redeem" Institutional Shares should be placed with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Fund's Distributor and for crediting your account with the proceeds. The Fund may charge a wire transfer fee of up to $15 per wire, and your financial institution may charge an additional fee.

   You may sell your shares on any day the Exchange is open for regular trading. Your sales price will be the NAV next determined after your sell order is received by the Fund, the Transfer Agent, or your investment representative. See "Pricing of Fund Shares" above. Normally you will receive your proceeds within a week after your request is received. See the section on "General Policies on Selling Shares" below.

   The Fund's Transfer Agent may require a signature guarantee unless the redemption proceeds are payable to the shareholder of record and the proceeds are either mailed to the shareholder's address of record or electronically transferred to the account designated on the original account application. A signature guarantee helps prevent fraud, and you may obtain one from most banks and broker/dealers. Contact the Fund for more information on signature guarantees.

   If you purchased shares through a financial intermediary, please follow the instructions for purchases and sales set forth above. For all other shareholders, you may continue to purchase or redeem shares by wire by calling 1-800-219-4182 for instructions. You may also continue to purchase or redeem shares by mail, by writing to: LEADER Mutual Funds, P.O. Box 182754, Columbus, OH 43218-2754 (for overnight mail: LEADER Mutual Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219). For additional purchases, please use the investment slip attached to your account statement, and indicate the fund name, amount invested, and your account name and number, and make your check, bank draft or money order payable to "LEADER Mutual Funds." Please include your account number on the check.

   -----------------------------------------------------------------------------

   REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. You can, however, elect to receive them in cash. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT MAY BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.
   -----------------------------------------------------------------------------
 8

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES

   VERIFYING TELEPHONE REDEMPTIONS

   The Trust has instituted procedures designed to ensure that telephone redemptions are made by authorized shareholders only. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. By completing an account application, you agree that the Trust, Distributor and Transfer Agent will not be liable for any loss incurred by you by reason of the Trust accepting unauthorized telephone redemption requests for your account if the Trust reasonably believes the instructions to be genuine and has employed reasonable procedures to confirm the instructions communicated by telephone are genuine. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

   REDEMPTIONS WITHIN 10 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, you may redeem any portion of it at any time. Proceeds from the redemption, however, will not be delivered to you until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a federal wire.

   REFUSAL OF REDEMPTION REQUEST

   The Fund may postpone payment for shares at times when the Exchange is closed or under any emergency circumstances as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail at LEADER Mutual Funds c/o BISYS Fund Services Attn: T.A. Operations 3435 Stelzer Road Columbus, OH 43219. The request should include the name of your Fund and account number, the amount you wish to redeem, the address where your check should be sent, and the signature(s) of the account owner(s).

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as a "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets), or in other circumstances where the Fund deems it to be in best interests of the Fund and its other shareholders. Redemptions in kind will consist of securities equal in market value to your shares. These securities will generally consist of liquid securities, but will not generally represent a pro rata share of the Fund's assets. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If by reason of a redemption or exchange your account falls below the applicable minimum initial investment, the Fund may ask you to increase your balance. If it is still below the minimum after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

   DISTRIBUTION ARRANGEMENTS

   Institutional Shares are sold through the Distributor, and are available for purchase primarily by financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions acting on their own behalf or on behalf of their qualified accounts as well as by shareholders of LEADER Mutual Funds as of August 31, 2000, the date after which LEADER Mutual Funds began offering more than one class of shares.

   EXCHANGING YOUR SHARES

   You can exchange your Institutional Shares in the Fund for Institutional Shares of another LEADER Mutual Fund (see "Notes on Exchanges" below). No transaction fees are charged in connection with such exchanges.

   You must meet the minimum investment requirements for the LEADER Mutual Fund into which you are exchanging. Exchanges from one LEADER Mutual Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to LEADER Mutual Funds, P.O. Box 182754, Columbus OH 43218-2754, or by calling 1-800-219-4182. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name and class of the Fund from which the exchange is to be made

     - The name and class of the Fund into which the exchange is being made

   See "General Policies on Selling Shares" above for important information about telephone transactions.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES
   CONTINUED

   NOTES ON EXCHANGES

   The registration and taxpayer identification numbers of the two accounts must be identical. If you don't have an account with the new LEADER Mutual Fund, a new account will be opened with the same features unless you write to tell us to change them. The exchange privilege may be modified or eliminated at any time with 60 days' notice. The exchange privilege is available only in states where shares of the new Fund may be sold. If shares of the Fund are purchased by check, those shares cannot be exchanged until your check has cleared, which could take up to 10 days. All exchanges are based on the relative net asset value next determined after the exchange order is received by the Fund. Be sure to read the Prospectus carefully of any LEADER Mutual Fund into which you wish to exchange shares.

   DIVIDENDS AND DISTRIBUTIONS

   The Fund pays dividends to its shareholders from the Fund's net investment income and distributes any net capital gains that have been realized. Income dividends, if any, on the Fund are declared and paid quarterly. Capital gains, if any, for the Fund are distributed at least annually.

   SHAREHOLDER INFORMATION


   TAXATION

   FEDERAL TAXES

   The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its net investment income (including net capital gain and tax-exempt interest income, if any). You may be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions properly designated by the Fund as derived from net capital gains of the Fund will be taxable to you as such, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

   You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

   You will generally recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another LEADER Mutual Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

   One notable exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an Individual Retirement Account (or IRA) or other tax-qualified plan will not be currently taxable.

   The foregoing is a summary of certain federal income tax consequences of investing in the Fund. For more information on the federal income taxation of the Fund, see the Statement of Additional Information. You should consult your tax advisor to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes).

The following additional information regarding LEADER Mutual Funds is available to you upon request and without charge.

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's Annual and Semi-Annual Reports to shareholders will contain additional information regarding the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides additional information about the Fund's, including its operations and investment policies. It is incorporated by reference and is legally considered to be part of this prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or other financial institution that sells shares of the Fund, or by contacting the Fund directly at:

                            LEADER MUTUAL FUNDS

                            P.O. BOX 182754

                            COLUMBUS, OHIO 43218-2754

                            TELEPHONE: 1-800-219-4182

You can review information about the Fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the Fund:

- For a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

- At no charge from the EDGAR Database on the SEC's Website at http://www.sec.gov.

  INVESTMENT ADVISOR                    ADMINISTRATOR & DISTRIBUTOR           TRANSFER AND DIVIDEND
  Union Planters Investment Advisors,   BISYS Fund Services, Limited          PAYING AGENT
  Inc.                                  Partnership                           BISYS Fund Services, Inc.
  One South Church Street               3435 Stelzer Road                     3435 Stelzer Road
  Suite 500                             Columbus, Ohio 43219                  Columbus, Ohio 43219
  Belleville, Illinois 62220

  CUSTODIAN                             INDEPENDENT ACCOUNTANTS               LEGAL COUNSEL
  Union Planters Bank,                  KPMG LLP                              Ropes & Gray
  National Association                  191 W. Nationwide Blvd.               One International Place
  One South Church Street               Suite 500                             Boston, Massachusetts 02110
  Suite 500                             Columbus, Ohio 43215
  Belleville, Illinois 62220

Investment Company Act file no. 811-8494

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